Exhibit 99.1

Cara Therapeutics CORPORATE PRESENTATION AUGUST 2022

Forward Looking Statements Statements contained in this presentation regarding matters that are not historical facts are "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . Examples of these forward - looking statements include statements concerning the Company’s ability to successfully commercialize KORSUVA injection and Kapruvia , risks that KORSUVA injection and Kapruvia revenue, expenses and costs may not be as expected, planned future regulatory meetings an/or submissions and potential future regulatory approvals, the performance of the Company’s commercial partners, including Vifor , expected timing of the initiation, enrollment and data readouts from the Company’s planned and ongoing clinical trials, the potential results of ongoing clinical trials, timing of future regulatory and development milestones for the Company’s product candidates, the potential for the Company’s product candidates to be alternatives in the therapeutic areas investigated, including NP, and the potential for oral difelikefalin to address additional pruritic indications, the size and growth of the potential markets for pruritus management, the Company’s expected cash reach, and the potential impact of COVID - 19 , geopolitical tensions and macroeconomic conditions on the Company’s clinical development and regulatory timelines and plans . Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward - looking statements . Risks are described more fully in Cara Therapeutics’ filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10 - K for the year ending December 31 , 2021 and its other documents subsequently filed with or furnished to the Securities and Exchange Commission, including its Form 10 - Q for the quarter ended June 30 , 2022 . All forward - looking statements contained in this presentation speak only as of the date on which they were made . Cara Therapeutics undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law . 2

Transform the way pruritus is treated to bring quality to the lives of those who suffer. OUR MISSION:

Millions of US patients could benefit from a chronic pruritus therapy

		Estimated US Addressable Pruritis Population
SYSTEMIC	HD-Dependent Chronic Kidney Disease (CKD)[1-2]	200K
	Non-Dialysis Dependent CKD (Stage 4-5)[3-7]	300K
	Chronic Liver Disease[8-12]	3M
DERMATOLOGICAL	Atopic Dermatitis[13-15]	12M
NEUROLOGICAL	Notalgia Paresthetica[16-19]	>650K

1..National Institute of Diabetes and Digestive and Kidney Diseases. https://www.niddk.nih.gov/health-information/health-statistics/kidney-disease. 2. Pisoni et al. Pruritus in haemodialysis patients: international results from the Dialysis Outcomes and Practice Patterns Study (DOPPS). Nephrology Dialysis Transplantation (2006); 21(12): 3495-3505. 3. Centers for Disease Control and Prevention https://nccd.cdc.gov/ckd/detail.aspx?Qnum=Q372. 4. DataMonitor 5. States Renal Data System https://adr.usrds.org/2020/chronic-kidney-disease/1-ckd-in-the-general-population. 6. Wong SJY et al. Decisions about Renal Replacement Therapy in Patients with Advanced Kidney Disease in the US Department of Veterans Affairs, 2000–2011. Clin Journal of Am Soc Neprol. 2016. 11(10): 1825-1833. 7. Sukul N et al. Pruritus and patient reported outcomes in non-dialysis CKD. Clin J Am Soc Neprhol 2019. 673-681. 8.Centers for Disease Control and Prevention https://www.cdc.gov/nchs/fastats/liver-disease.htm 9. Odea S et al. Prevalence of pruritus in patients with chronic liver disease: A multicenter study. Hepatology Research. 2018. 28(3): E252-E262. 10. Fujino H et al. Pruritus in patients with chronic liver disease and serum autotaxin levels in patients with primary biliary cholangitis. BMC Gastroenterology. 2019. 19:169. 11. Yoshikawa et al. Pruritus is common in patients with chronic liver disease and is improved by nalfurafine hydrochloride. Scientific Reports. 2021. 11:3015. 12. Data on file. 13. National Eczema Assocaition. https://nationaleczema.org/eczema/types-of-eczema/atopic-dermatitis/ 14. DRG Analysis. 15. Mollanazar NK, Smith PK, Yosipovitch G. Mediators of chronic pruritus in atopic dermatitis: getting the itch out? Clin Rev Allergy Immunol. (2016) 51:263–92. 16. US Census Bureau 2020 population projection; 17. Pereira P. et al., Acta DV 2018 ; 98:82-88; 18. Mollanazar N.K. et al., Acta Clin Croat 2018; 57:721-725e.; 19. Syneos market research and Apollo claims database

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CARA THERAPEUTICS

Cara is well positioned to seize the opportunity and drive significant immediate and future growth 5 First - and - only FDA - approved treatment for CKD - aP in HD Robust R&D engine with multiple pipeline indications Significant market opportunity & strong financial foundation to deliver growth strategy

STRONG COMMERCIAL POSITIONING & PARTNERSHIP FIRST INNOVATIVE PRODUCT TO RECEIVE TDAPA FIRST - AND - ONLY PRODUCT APPROVED FOR CKD - aP in HD KORSUVA Injection is poised for rapid uptake 6 Korsuva is indicated for the treatment of moderate - to - severe pruritus associated with chronic kidney disease (CKD - aP ) in adults undergoing hemodialysis (HD). Limitations of Use Korsuva has not been studied in patients on peritoneal dialysis and is not recommended for use in this population

KORSUVA Injection addresses significant unmet need in US CKD-aP hemodialysis market

~500K

Patients on hemodialysis[1-2]

40%

With moderate-severe pruritus[2]

~200K

Addressable Market

1. National Institute of Diabetes and Digestive and Kidney Diseases. https://www.niddk.nih.gov/health-information/health-statistics/kidney-disease.
2. URSDS. https://adr.usrds.org/2021/end-stage-renal-disease/1-incidence-prevalence-patient-characteristics-and-treatment-modalities
3. Pisoni et al. Pruritus in haemodialysis patients: international results from the Dialysis Outcomes and Practice Patterns Study (DOPPS). Nephrology Dialysis Transplantation (2006); 21(12): 3495-3505.

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CARA THERAPEUTICS

Concentrated dialysis market dynamics can facilitate rapid uptake 8 1. https://healthcareappraisers.com/2020 - outlook - dialysis - clinics - and - esrd/ 2. https://adr.usrds.org/2020/end - stage - renal - disease/9 - healthcare - expenditures - for - persons - with - esrd 3. Amgen Annual Report 2018, 2019, 2020 1 Major Payer • Medicare covers ~80% of CKD - HD patients 2 • 2nd drug in TDAPA • 1st drug Parsabiv - $1.4B revenue in 3 - yr period 3 2 Key Providers • Fresenius Medical Care and DaVita have a combined market share of ~75% 1

Partnership with Vifor can maximize launch potential

- Leading commercial nephrology organization with turnkey infrastructure, including 100+ sales FTEs
- Strong relationships with US nephrology offices and dialysis centers, including joint venture with Fresenius Medical Care
- Contractual economics bring near term profitability for KORSUVA Injection

9

Vifor has contracted the sales force of Fresenius Renal Pharmaceuticals, a division of Fresenius Medical Care North America, to complement Vifor's sales force in selling into Fresenius clinics in the U.S.
CSL Limited received all necessary regulatory clearances for the acquisition of Vifor Pharma AG and anticipates the completion of the acquisition by 9 August 2022.

KORSUVA injection U.S. launch commenced in April 2022 and is progressing well 10 KORSUVA injection is available to order at all dialysis organizations nationwide Healthcare Providers and Patients are being educated and activated Product reimbursement via TDAPA is in place

Difelikefalin MOA has potentially broad application

Difelikefalin blocks itch response agnostic of itch trigger


SYSTEMIC
CKD
PBC
DERMATOLOGICAL
AD
NEUROLOGICAL
NP
Disease-specific Pruritogens
DIFELIKEFALIN
Peripheral Sensory Neurons
D
Kappa Receptor
PRURITUS

11 | Adapted from Pflugers Arch . 2013 December ; 465(12): doi:10.1007/s00424-013-1284-2.

CARA THERAPEUTICS

Oral difelikefalin has potential for long-term growth

Key Categories of Chronic Pruritus[1]

Systemic	Dermatological	Neurological
Endocrine & Metabolic **Chronic Kidney Disease (CKD)** **Primary Biliary Cholangitis (PBC)**	Inflammatory Dermatoses - **Atopic dermatitis (AD)**	**Notalgia Paresthetica (NP)**
Infectious diseases	Infectious dermatoses	Brachioradial pruritus
Hematologic & lymphoproliferative diseases	Autoimmune dermatoses	Post-herpetic Neuralgia
Visceral neoplasms	Neoplasms	
Drug-induced pruritus	Genodermatoses	
	Dermatoses of pregnancy	

1. Matterne U. et al. Prevalence, correlates and characteristics of chronic pruritus: a population-based crosssectional study. Acta Derm Venereol. 2011;91(6):674-9.2. Matterne U et al. Incidence and determinants of chronic pruritus: a population-based cohort study. Acta Derm Venereol. 2013;93(5):532-7. 3. Adapted from: Stander S. et al. Clinical classification of itch: a position paper of the international forum for the study of itch. Acta Derm Venereol 2007. 87: 291-294.

12 | CARA THERAPEUTICS

Advancing our late - stage pipeline in multiple indications 1. Approved in the EU and UK with the tradename Kapruvia TM . 2 . Commercialization rights to difelikefalin in defined indications - Japan: Maruishi Pharmaceutical Co, LTD; South Korea: Chong Kun Dang Pharmaceuticals. 3 . Vifor Fresenius Medical Care Renal Pharma (VFMCRP) has commercial rights under a profit - share arrangement in the US and a royalty arr angement ex - US. HD - CKD: Hemodialysis Chronic Kidney Disease; NDD - CKD: Non - Dialysis Dependent Chronic Kidney Disease 13 STAGE OF DEVELOPMENT Program Indication PRURITUS Phase 1 Phase 2 Phase 3 Approved Commercial Rights KORSUVA TM Injection 1 HD - CKD VFMCRP (ex - Japan and S. Korea) 2, 3 Oral difelikefalin Advanced NDD - CKD (stages IV - V) Cara Therapeutics Atopic Dermatitis Notaligia Paresthetica Primary Biliary Cholangitis

Oral difelikefalin : expanding reach in non - dialysis CKD market 1. Makar M et al. Chronic kidney disease associated pruritus: a review. Kidney Blood Press Res 2021. 46:659 - 669. 2. Centers for Disease Control and Prevention https://nccd.cdc.gov/ckd/detail.aspx?Qnum=Q372. 3. DataMonitor 4. States Renal Data System https://adr.usrds.org/2020/chronic - kidney - disease/1 - ckd - in - the - general - population. 5. Wong SJY et a l. Decisions about Renal Replacement Therapy in Patients with Advanced Kidney Disease in the US Department of Veterans Affairs, 200 0 – 2011. Clin Journal of Am Soc Neprol . 2016. 11(10): 1825 - 1833. 6. Sukul N et al. Pruritus and patient reported outcomes in non - dialysis CKD. Clin J Am Soc Neprhol 2019. 673 - 681. 7. Mettang T and Kremer AE. Uremic Pruritus. Kidney International. 2015. 87:685 - 691 Pruritis control is a significant unmet need among non - dialysis CKD patients 1 There are no FDA - approved therapies and c urrent anti - pruritic approaches are inadequate 1 Approximately 1.2 million US patients have advanced (stage 4 - 5) non - dialysis CKD 2 - 5 ~30% advanced non - dialysis CKD patients experience moderate to severe pruritus 6 NDD - CKD 14

Phase 2 data provides path forward into Phase 3 NDD - CKD x Significant difference achieved between 1mg oral difelikefalin and placebo in WI - NRS score at Week 12 x Generally well - tolerated with safety profile consistent with clinical development program x Phase 2 findings and EOP2 discussion with FDA established dose and patient population in Advanced CKD for Phase 3 trial NDD - CKD Primary Endpoint Change From Baseline in WI - NRS Over Time 15

KICK 1 & KICK 2: Patient Population KICK1 US sites only, KICK 2 US and ex - US sites • Adults with advanced stage 4 and 5 CKD • Chronic Pruritus for at least 6 months prior to screening • Moderate to Severe Pruritus at Baseline (WI - NRS ≥ 5) • Allowed to be on stable treatment for itch including antihistamines and gabapentinoids STUDY PATIENT POPULATION STAGE 1 STAGE 2 STAGE 3 STAGE 4 STAGE 5 Normal Increased Risk Kidney Damage Reduced Function Oral Difelikefalin (KICK trials) Kidney failure Non Dialysis Dependent Dialysis Dependent NDD - CKD NDD - CKD 16

NDD-CKD

KICK 1 & KICK 2: Study Design



SCREEN
RANDOMIZE
(N = ~400; 1:1)
Patients Re-Randomized
to DFK or PBO
RUN-IN
Efficacy Assessment Treatment Period
Double Blind
Long-term Safety Extension Treatment Period
Double Blind
DFK 1.0 mg once daily
Placebo
DFK 1.0 mg once daily
Placebo
DFK 1.0 mg once daily
Placebo
7 Days
12 Weeks
Up to 52 Weeks
Baseline Mean WI-NRS ≥ 5
Topline Results:
2H2024 est.

PRIMARY ENDPOINT

- **% of subjects with ≥4-point improvement from baseline in WI-NRS score at Week 12**

ADDITIONAL ENDPOINTS

- Quality of life including sleep
- Safety assessments

17 | *KICK1 US sites only, KICK 2 US and ex-US sites*

CARA THERAPEUTICS

1. Correale CE et al. Atopic dermatitis: a review of diagnosis and treatment. Am Fam Physician. 1999. 60(4):1191 - 1198 2. Silverberg JI et al. Patient burden and quality of life in atopic dermatitis in US adults. Annals of Allergy, Asthma, and Immunology (2018). 121(3): 340 - 347 3. Legat FJ. Itch in atopic dermatitis – what is new? Front Med (Lausanne) 2021. 8:644760. 4. National Eczema Assocaition . https://nationaleczema.org/eczema/types - of - eczema/atopic - dermatitis/ 5. DRG Analysis. 6. Mollanazar NK, Smith PK, Yosipovitch G. Mediators of chronic pruritus in atopic dermatitis: getting the itch out? Clin Rev Allergy Immunol. (2016) 51:263 – 92. 7. Lipman et al. Current clinical options for the management of itch in atopic dermatitis. Clin Cosmet Investig Dermatol. 2021. 14:959 - 969 8. Kapur S et al. Atopic dermatitis. Allergy Asthma and Clin Immunol. 2018. 14(Suppl2):52. Oral difelikefalin: potential to address significant need for an oral antipruritic in atopic dermatitis (AD) 18 Pruritus is a hallmark of AD, often called “the itch that rashes” 1 Itch is considered the most burdensome AD symptom by patients 2 , strongly and negatively impacts quality of life 3 ~12M diagnosed patients that experience chronic pruritus 4 - 6 Targeting pruritus in AD remains unmet need AD

KARE STUDY: Phase 2 data in Atopic Dermatitis (AD) 19 x A nti - pruritic effect started at week 1 and was sustained through week 12 x Statistical significance achieved for the registration endpoint (4 - point responder) in mild - to - moderate AD population x The drug was generally well tolerated 0% 10% 20% 30% 40% % of Subjects 19% 32%* N = 79 N = 178 • All doses performed similarly (.25mg, .50 mg , 1.0mg) versus PBO Population: Mild to Moderate AD ( BSA <10) 4 - point Responder Analysis at Week 12 AD Placebo Difelikefalin P=0.033

KIND 1 & KIND 2: Patient Population • Adults with AD - related pruritus not adequately controlled by topical therapy alone • Chronic AD - related Pruritus ≥6 weeks • Moderate to Severe Pruritus at Baseline (I - NRS ≥ 5) • Mild to severe Atopic Dermatitis: • IGA ≥ 2, BSA ≤20% • Patients need to be washed out of any medication that may impact itch and/or AD prior to screening • Stratification to BSA <10% and ≥10% STUDY PATIENT POPULATION Target Enrollment 1 5% Patient Population BSA ≥10% 8 5% Patient Population BSA <10% AD 20

KIND 1 Part A: Study Design

AD


N=280 (~70/arm)
1-week Run-in
12-Week Double Blind Treatment Period
DFK 0.25 mg BID + TCS
DFK 0.5 mg BID + TCS
PBO BID + TCS
PBO BID + Vehicle PBO
52-Week Open Label Safety Extension Period
DFK 0.5 mg BID + TCS
Internal Readout: 2H2023 est.
Baseline
Mean I-NRS ≥5

CRITERIA

- % of subjects with ≥4-point improvement from baseline in WI-NRS score at Week 12
- Safety assessments

INFORMATION

- Dose
- Sample size

21

KIND 1 Part A will include sites in North America only

CARA THERAPEUTICS

KIND 1 Part B & KIND 2: Study Design KIND 1 Part B will include sites in North America only, while KIND 2 will include sites in North America and outside of Nor th America KIND 1 Part A DFK XX mg BID TCS Baseline Mean I - NRS > 5 PBO BID + TCS DFK XX mg BID + TCS Up to 52 - Week Open Label Safety Extension Period 12 - Week Double Blind Treatment Period 1 - week Run - In READOUT Informs dosing & sample size • Quality of life including sleep • Skin assessment • Safety assessments • % of subjects with ≥4 - point improvement from baseline in WI - NRS score at Week 12 PRIMARY ENDPOINT ADDITIONAL ENDPOINTS Topline Results: 1H2025 est. AD 22

Oral difelikefalin: potential to address significant need in Notalgia Paresthetica (NP) 23 1. Howard M et al. Notalgia paresthetica: a review for dermatologists. Int J of Derm . 2017. 388 - 392. 2. US Census Bureau 2020 population projection; 3. Pereira P. et al., Acta DV 2018 ; 98:82 - 88; 4. Mollanazar N.K. et al., Acta Clin Croat 2018 ; 57:721 - 725 ; 5. Syneos Health qualitative primary research of US dermatologists, Feb 2022; 5. Syneos market research and Apollo claims database NP NP is a sensory neuropathic syndrome characterized by chronic pruritus 3 Pruritus is burdensome and impairs quality of life 1 Estimated >650K patients currently treated for NP 2 - 5 No FDA - approved treatments; off label treatments are either ineffective or have tolerability issues 1

24 Promising Phase 2 Data in First Well Controlled NP Study LS Means from MMRM with terms for treatment, week, treatment by week interaction, and baseline WI - NRS score Missing data imputed using multiple imputation (MI) under missing at random (MAR) assumption NP x Significant difference achieved between 2 mg BID oral difelikefalin and placebo in WI - NRS score at Week 8 x Rapid onset of action within Week 1 and sustained response through Week 8 x Significantly greater proportion of patients on difelikefalin with ≥ 4 - point improvement starting Week 2 x Generally well - tolerated with safety profile consistent with other clinical development programs Primary Endpoint Change From Baseline in WI - NRS at Week 8

Oral difelikefalin: potential in pruritus with Primary Biliary Cholangitis (PBC)

PBC



- **Pruritus is hallmark symptom of PBC and may be persistent and debilitating[1]**
- **Associated with severe fatigue, sleep disturbance, and mental health issues[2]**
- **Addressable patient population of ~50K[3-4], with opportunity to establish efficacy in other chronic liver diseases**
- **No FDA-approved treatments**

Phase 2 Readout Anticipated 2H 2022

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1. Carrion AF et al. Understanding and treating pruritus in primary biliary cholangitis. Clin Liver Dis 2018. 22:517-532. 2. Pinheiro NC et al. Refractory pruritus in primary biliary cirrhosis. BMJ Case Rep. 2013. doi:10.1136/bcr-2013-200634 3. Lu M et al. Factors Associated with Prevalence and Treatment of Primary Biliary Cholangitis in United States Health Systems. Clin Gastroenterol Hepatol (2018 Aug);16(8):1333-1341.e6. 4. Trivedi HD et al. Management of Pruritus in Primary Biliary Cholangitis: A Narrative Review. The American Journal of Medicine (2017) 130, 744e1-744e7

CARA THERAPEUTICS

Strong financial foundation to advance pipeline, enable long - term growth 26 Continued pipeline growth • We have the resources to continue development of the oral difelikefalin platforms $205M cash position June 30 , 2022 • 54M shares outstanding and no debt • We do not expect to incur commercial costs related to KORSUVA Injection or Kapruvia Cash runway into 1 st h al f 2024 • Runway does not include potential near term revenue from KORSUVA Injection profit split, Kapruvia royalties or commercial milestones • Contractual economics expected to bring near term profitability on KORSUVA I njection

2022 Value Catalysts to Drive Long-term Growth*

KORSUVA Injection US Commercialization
Launch April 2022

Kapruvia Europe Commercialization
Launch 2H 2022*

Q1

✓ **KORSUVA Injection**
- TDAPA received
- J-Code secured
- Pricing announced

✓ **Initiation of Phase 3 in AD**

✓ **Initiation of Phase 3 in NDD-CKD**

Q2

✓ **Kapruvia Injection approved in EU**

✓ **Positive NP Phase 2 Topline Data**

Q3

Q4

- **PBC Phase 2 Topline Data (2H)** *

*Anticipated Timelines

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CARA THERAPEUTICS

THANK YOU